UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019 (April 29, 2019)

COMMVAULT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commvault Way Tinton Falls, New Jersey 07724
(Address of Principal Executive Offices) (Zip Code)

(732) 870-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]    Written communications pursuant to Rule 425 under the Securities Act
[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [_]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2019, N. Robert Hammer announced his resignation from the Board of Directors of Commvault Systems, Inc. (the “Board”) effective as of April 29, 2019. This follows Mr. Hammer’s resignation on April 18, 2019 from his position as Chairman of the Board, as previously announced, and the conclusion on March 31, 2019 of his transitionary role during which he assisted with the orderly and efficient transition of leadership to Mr. Mirchandani. No new members of the Board have been appointed to fill Mr. Hammer’s position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 30, 2019
COMMVAULT SYSTEMS, INC.

By: /s/ WARREN H. MONDSCHEIN
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary

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